UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2017

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway NW, Third Floor Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01	Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 25, 2017, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), in accordance with authority granted by the Company’s board of directors, provided written notice to the NYSE American LLC (the “NYSE American”) of its intention to voluntarily delist its common stock, par value $0.001 per share (the “Common Stock”), from the NYSE American and to transfer the listing of its Common Stock to the Nasdaq Global Select Market of The Nasdaq Stock Market LLC (the “Nasdaq”). The Company expects the listing and trading of its Common Stock on the NYSE American will cease at market close on October 8, 2017 and that trading of its Common Stock will commence on the Nasdaq on October 9, 2017. The Common Stock has been approved for listing on the Nasdaq, with the Common Stock continuing to trade under the symbol “TXMD.”

Item 7.01	Regulation FD Disclosure.

On September 25, 2017, the Company issued a press release announcing the transfer of its Common Stock listing to the Nasdaq. The press release is furnished as Exhibit 99.1 hereto. The information included in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description

	99.1	Press Release from TherapeuticsMD, Inc., dated September 25, 2017, entitled “TherapeuticsMD Announces Move to Nasdaq Global Select Market”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2017	THERAPEUTICSMD, INC.

	By:	/s/ Daniel A. Cartwright
	Name:	Daniel A. Cartwright
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release from TherapeuticsMD, Inc., dated September 25, 2017, entitled “TherapeuticsMD Announces Move to Nasdaq Global Select Market”.